                         [MERCER INSURANCE GROUP LOGO]
                          Subscription Offering Stock
                                   Order Form

                                                       Office Use


                                                       ------------------

MERCER MUTUAL INSURANCE COMPANY                        TERMINATION DATE
       CONVERSION CENTER                            for Stock Order Forms:
      10 North Highway 31                            Day, Month XX, 199X
      Pennington, NJ 08534                         1:00 p.m., Eastern Time
         (888) 303-9085


IMPORTANT-PLEASE NOTE: A properly completed original stock order form must be used to subscribe for Common Stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.
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The minimum number of shares that may be subscribed for is 25 and the maximum number of shares that may be subscribed for in the Subscription and Community Offering is 100,000 shares. See Stock Order Form Instructions items 1 and 2.
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(1) NUMBER OF SHARES                              (2) TOTAL PAYMENT DUE
                          SUBSCRIPTION PRICE

---------------------        X $10.00  =          ----------------------------

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/  / (3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION
     Check here if you are an employee, officer or director of Mercer Mutual Insurance Company or a member of such person's immediate family living in the same household.
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     (4) METHOD OF PAYMENT/CHECK                        Check Amount
     Enclosed is a check, bank draft or money      _________________________
     order made payable to Mercer Insurance        |                        |
     Group, Inc. in the amount indicated in this   |                        |
     box.                                          |                        |
                                                   |________________________|
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     (5) PAYMENT FOR SHARES MAY NOT BE MADE IN CASH. DO NOT MAIL CASH TO
     PURCHASE STOCK.
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     (6) PURCHASER INFORMATION

a. / / Check here if you are an Eligible Policyholder as of Eligibility Record Date October 17, 1997. List Policy information below.

b. / / Check here if you are an employee, officer or director of Mercer Mutual Insurance Company.

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Policy Title (Names on Policy)         Policy Number(s)          Office Use
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PLEASE NOTE: FAILURE TO LIST ALL YOUR POLICY INFORMATION MAY RESULT IN THE LOSS
OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS. IF ADDITIONAL SPACE IS NEEDED, PLEASE UTILIZE THE BACK OF THIS STOCK ORDER FORM.
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     (7) STOCK REGISTRATION/FORM OF STOCK OWNERSHIP
     /  / Individual          /  / Joint Tenants       /  / Tenants in Common
     /  / Fiduciary (i.e. trust, estate, etc.)  /  / Company/Corp./Partnership
     /  / Uniform Transfers to Minors Act
     /  / IRA or other Qualified Plan - Beneficial Owners SS#

          ___________ - _____ - ________________
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     ---------------------------------------   ---------------------------
     (8) NAME(S) IN WHICH STOCK IS TO BE REGISTERED (PLEASE PRINT CLEARLY) - ADDING THE NAMES OF OTHER PERSON(S) WHO ARE NOT OWNERS OF YOUR QUALIFYING POLICY(S) WILL RESULT IN YOUR ORDER BECOMING NULL AND VOID.

     Name(s)                                   Social Security # or Tax ID

     ---------------------------------------   ---------------------------

     Name(s) continued                         Social Security # or Tax ID

     ---------------------------------------   ---------------------------

     Street Address                            County of Residence

     ---------------------------------------   ---------------------------

     City                   State   Zip Code

     ---------------------------------------
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     (9)  TELEPHONE -  Daytime (    )            Evening (    )
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/  / (10) NASD AFFILIATION - Check here if you are a member of the National
     Association of Securities Dealers, Inc. ("NASD"), a person associated with an NASD member, a member of the immediate family of any such person to whose support such person contributes, directly or indirectly, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest. To comply with conditions under which an exemption from the NASD's Interpretation With Respect to Free-Riding and Withholding is available, you agree, if you have checked the NASD Affiliation box, (i) not to sell, transfer or hypothecate the stock for a period of three months following issuance, and (ii) to report this subscription in writing to the applicable NASD member within one day of payment therefor.
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/  / (11)  AFFILIATES AND ASSOCIATES - ACTING IN CONCERT Check here, and complete the reverse side of this form, if you or any affiliates and associates (as defined on the reverse side of this form) or a group acting in concert with you have submitted other orders for shares in the Subscription and/or Community Offerings.
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     (12)  ACKNOWLEDGMENT - To be effective, this Stock Order Form and accompanying Certification Form must be properly completed and physically received by Mercer Mutual Insurance Company no later than 1:00 p.m., Eastern time, on Day, Month Date, 199X, unless extended; otherwise this Stock Order Form and all subscription rights will be void. The undersigned agrees that after receipt by Mercer Mutual Insurance Company, this Stock Order Form may not be modified, withdrawn or canceled without Mercer Mutual's consent. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this Stock Order Form is true, correct and complete, that I am not subject to back-up withholding, and that I am purchasing solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares herewith. It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of Mercer Mutual described in the accompanying Prospectus. The undersigned hereby acknowledges receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to Mercer Mutual Insurance Company.

     PENNSYLVANIA LAW PROHIBITS ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT, DIRECTLY OR INDIRECTLY, TO TRANSFER THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER. MERCER MUTUAL INSURANCE COMPANY AND MERCER MUTUAL INSURANCE GROUP, INC. WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL NOT HONOR ORDERS KNOWN BY THEM TO INVOLVE SUCH TRANSFER.

     Signature                                        Date

     ---------------------------------------------    -----------------------

     Signature                                        Date

     ---------------------------------------------    -----------------------

        A SIGNED CERTIFICATION FORM MUST ACCOMPANY ALL STOCK ORDER FORMS


     OFFICE USE                     OFFICE USE

     -------------                  -------------


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

ITEM (6)a

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 Policy Title (Names on Accounts)   Policy Number(s)
-----------------------------------------------------

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-----------------------------------------------------

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 Policy Title (Names on Accounts)   Policy Number(s)
-----------------------------------------------------

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ITEM (11) - (CONTINUED)

List below all other orders submitted by you or
Affiliates and Associates (as defined) or by persons
acting in concert with you.
-----------------------------------------------------
 Name(s) listed on other            Number of Shares
    Stock Order Forms                   Ordered
-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------

-----------------------------------------------------


"Affiliate" is defined as: With respect to a person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such person.

"Associate" is defined as (i) any corporation or organization (other than Mercer Mutual, the Holding Company or any other entity that is a member of the same consolidated group as Mercer Mutual or the Holding Company under generally accepted accounting principles) of which such person is an officer or partner or is, directly or indirectly the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as the trustee or in a similar fiduciary capacity, except that such term shall not include a Tax-Qualified Employee Stock Benefit Plan in which a person has a substantial beneficial interest or serves as a trustee in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.

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      YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK

                               CERTIFICATION FORM

I further certify that, before purchasing the Common Stock, no par value per share, of Mercer Insurance Group, Inc. (the "Company"), the proposed holding company for Mercer Mutual Insurance Company, I received a Prospectus of the Company dated _________, 199X relating to such offer of Common Stock.

The Prospectus that I received contains disclosure concerning the nature of the Common Stock being offered by the Company and describes the risks involved in the investment in this Common Stock, including but not limited to the:

 1.  Possible Adverse Impact of Catastrophe and Natural Peril Losses on
     Financial Condition and Results of Operations                       (page )
 2.  Possible Adverse Impact Due to Geographic Concentration of
     Business                                                            (page )
 3.  Possible Adverse Impact of Potential Litigation                     (page )
 4.  Possible Adverse Impact of Broad Valuation Range and Its Use to
     Determine the Number of Shares of Common Stock Sold                 (page )
 5.  Possible Adverse Impact of New Jersey Tax Laws                      (page )
 6.  Possible Significant Fluctuations in Operating Results              (page )
 7.  Possible Adverse Impact of Inadequate Loss Reserves on Financial
     Condition and Results of Operation                                  (page )
 8.  Possible Adverse or Inadequate Impact of Geographic Diversification
     Strategy                                                            (page )
 9.  Highly Competitive Nature of Insurance Industry                     (page )
10.  Possible Adverse Impact of Change in A.M. Best Rating               (page )
11.  Reliance on Key Agencies                                            (page )
12.  Possible Adverse Impact of Regulatory Changes                       (page )
13.  Dependence upon Dividends from Insurance Companies                  (page )
14.  Availability and Adequacy of Reinsurance                            (page )
15.  Reliance on Existing Management                                     (page )
16.  Potential Benefits of Conversion to Management and Impact of
     Purchases by Management and Stock Benefit Plans                     (page )
17.  Requirement for Policyholder Approval                               (page )
18.  Risk of Delayed Offering                                            (page )
19.  Dilutive Effect of Stock Options and MRP                            (page )
20.  Articles of Incorporation, Bylaw and Statutory Provisions that
     Could Discourage Hostile Acquisitions of the Company                (page )
21.  Possible Adverse Income Tax Consequences of the Distribution
     of Subscription Rights                                              (page )
22.  Absence of Prior Market for the Common Stock                        (page )

          THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

---------------------------------------  ---------------------------------------
 SIGNATURE                      DATE      SIGNATURE                      DATE

---------------------------------------  ---------------------------------------


---------------------------------------  ---------------------------------------
 NAME (PLEASE PRINT)            DATE       NAME (PLEASE PRINT)            DATE

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

                            [MERCER INSURANCE GROUP]

                            Community Offering Stock
                                   Order Form

                        MERCER MUTUAL INSURANCE COMPANY
                               CONVERSION CENTER
                              10 North Highway 31
                              Pennington, NJ 08534
                                 (888) 303-9085

                                                       -----------------------
                                                       Office Use

                                                       -----------------------
                                                          TERMINATION DATE
                                                        for Stock Order Forms:
                                                         Day, Month XX, 199X
                                                       1:00 p.m., Eastern Time
                                                       -----------------------

IMPORTANT-PLEASE NOTE:   A properly completed original stock order form must be
used to subscribe for Common Stock. Copies of this form are not required to be accepted. Please read the Stock Ownership Guide and Stock Order Form Instructions as you complete this form.
------------------------------------------------------------------------------
The minimum number of shares that may be subscribed for is 25 and the maximum number of shares that may be subscribed for in the Subscription and Community Offering is 100,000 shares. See Stock Order Form Instructions items 1 and 2.
------------------------------------------------------------------------------
(1) NUMBER OF SHARES                         (2) TOTAL PAYMENT DUE
                        SUBSCRIPTION PRICE
                            X $10.00 =
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/ /  (3) EMPLOYEE/OFFICER/DIRECTOR INFORMATION
     Check here if you are an employee, officer or director of Mercer Mutual Insurance Company or a member of such person's immediate family living in the same household.
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(4)  METHOD OF PAYMENT/CHECK                                 Check Amount
     Enclosed is a check or money order made payable          /        /
     to Mercer Insurance Group, Inc. in the amount indicated in this box.
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(6)  PURCHASER INFORMATION
     6-1 / / Natural Persons and trusts of natural persons who are permanent residents of New Jersey and Pennsylvania.

     6-2  / /  Principals of Eligible Policyholders in the case of an Eligible
               Policyholder that is not a natural person.

     6-3  / /  Licensed insurance agencies that have been appointed by Mercer
               Mutual to market and distribute policies of insurance and their owners.

     6-4 / / Named insured under a policy of insurance issued by Mercer Mutual after October 17, 1997.

     6-5  / /  Providers of goods and services to and identified by Mercer
               Mutual.
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(7)  STOCK REGISTRATION/FORM OF STOCK OWNERSHIP
     / / Individual                             / / Company/Corp./Partnership
     / / Fiduciary (i.e., trust, estate, etc.)  / / Tenants in Common
     / / Joint Tenants                          / / Uniform Transfers to
                                                    Minors Act

     / / IRA or other Qualified Plan - Beneficial Owners SS#
                                                       / / / /-/ / /-/ / / / /
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(8)  NAME(S) IN WHICH STOCK IS TO BE REGISTERED (PLEASE PRINT CLEARLY)-

     Name(s)                       Social Security # or Tax ID

         -------------------------                            ----------------

     Name(s) continued             Social Security # or Tax ID

         -------------------------                            ----------------

     Street Address                County of Residence

         -------------------------                            ----------------

City                          State                  Zip Code
     -------------------------      -----------------         ------------
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(9)  TELEPHONE - Daytime (   )             Evening (   )
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/ /  (10) CHECK HERE TO CONFIRM THE FOLLOWING NASD AFFILIATION DOES NOT APPLY.
     NASD AFFILIATION - IF ANY OF THE FOLLOWING IS APPLICABLE, YOU MAY NOT SUBMIT AN ORDER IN THE COMMUNITY OFFERING: (i) a member of the NASD, a person associated with an NASD member, a member of the immediate family of any such person, or the holder of an account in which an NASD member or person associated with an NASD member has a beneficial interest; (ii) a senior officer of a bank, savings and loan institution, insurance company, investment company, investment advisory firm or any other institutional type account (including but not limited to hedge funds, investment clubs and investment partnerships or corporations, domestic or foreign (except companies registered under the Investment Company Act of 1940)), or a person who is in the securities department of any such institution or is employed by or who otherwise may influence or whose activities directly or indirectly are related to the buying and/or selling of securities by any of such institutions, or a person who is supported directly or indirectly, to a material extent, by any such person; or (iii) a finder in respect to the Offering or a person acting in a fiduciary capacity to Sandler O'Neill, including, among others, attorneys, accountants and financial consultants, or any person who is supported directly or indirectly, to a material extent, by any such person.
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/ /  (11) AFFILIATES AND ASSOCIATES - ACTING IN CONCERT
     Check here, and complete the reverse side of this form, if you or any affiliates and associates (as defined on the reverse side of this form) or a group acting in concert with you have submitted other orders for shares in the Subscription and/or Community Offerings.
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(12) ACKNOWLEDGMENT - To be effective, this Stock Order Form and accompanying
     Certification Form must be properly completed and physically received by Mercer Mutual Insurance Company no later than 1:00 p.m., Eastern time, on Day, Month Date, 199X, unless extended; otherwise this Stock Order Form and all subscription rights will be void. The undersigned agrees that after receipt by Mercer Mutual Insurance Company, this Stock Order Form may not be modified, withdrawn or canceled without Mercer Mutual's consent. Under penalty of perjury, I hereby certify that the Social Security or Tax ID Number and the information provided on this Stock Order Form is true, correct and complete, that I am not subject to back-up withholding, and that I am purchasing solely for my own account and that there is no agreement or understanding regarding the sale or transfer of such shares, or my right to subscribe for shares herewith. It is understood that this Stock Order Form will be accepted in accordance with, and subject to, the terms and conditions of the Plan of Conversion of Mercer Mutual described in the accompanying Prospectus. The undersigned hereby acknowledges receipt of the Prospectus at least 48 hours prior to delivery of this Stock Order Form to Mercer Mutual Insurance Company.

     PENNSYLVANIA LAW PROHIBITS ANY PERSON FROM TRANSFERRING, OR ENTERING INTO ANY AGREEMENT, DIRECTLY OR INDIRECTLY, TO TRANSFER THE LEGAL OR BENEFICIAL OWNERSHIP OF SUBSCRIPTION RIGHTS OR THE UNDERLYING SECURITIES TO THE ACCOUNT OF ANOTHER. MERCER MUTUAL INSURANCE COMPANY AND MERCER MUTUAL INSURANCE GROUP, INC. WILL PURSUE ANY AND ALL LEGAL AND EQUITABLE REMEDIES IN THE EVENT THEY BECOME AWARE OF THE TRANSFER OF SUBSCRIPTION RIGHTS AND WILL NOT HONOR ORDERS KNOWN BY THEM TO INVOLVE SUCH TRANSFER.

SIGNATURE                DATE           SIGNATURE                DATE
         -------------------------------         -----------------------------

        A SIGNED CERTIFICATION FORM MUST ACCOMPANY ALL STOCK ORDER FORMS

OFFICE USE


OFFICE USE

List below all other orders submitted by you or Affiliates and Associates (as defined) or by persons acting in concert with you.

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                                                             Number of Shares
  Name(s) listed on other Stock Order Forms                      Ordered
-------------------------------------------------------------------------------

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"Affiliate" is defined as: With respect to a person, a person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such person.

"Associate" is defined as (i) any corporation or organization (other than Mercer Mutual, the Holding Company or any other entity that is a member of the same consolidated group as Mercer Mutual or the Holding Company under generally accepted accounting principles) of which such person is an officer or partner or is, directly or indirectly the beneficial owner of 10% or more of any class of equity securities; (ii) any trust or other estate in which such person has a substantial beneficial interest or as to which such person serves as the trustee or in a similar fiduciary capacity, except that such term shall not include a Tax-Qualified Employee Stock Benefit Plan in which a person has a substantial beneficial interest or serves as a trustee in a similar fiduciary capacity; and (iii) any relative or spouse of such person, or any relative of such spouse, who has the same home as such person.


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      YOU MUST SIGN THE FOLLOWING CERTIFICATION IN ORDER TO PURCHASE STOCK

                               CERTIFICATION FORM

I further certify that, before purchasing the Common Stock, no par value per share, of Mercer Insurance Group, Inc. (the "Company"), the proposed holding company for Mercer Mutual Insurance Company, I received a Prospectus of the Company dated _____________, 199X relating to such offer of Common Stock.

The Prospectus that I received contains disclosure concerning the nature of the Common Stock being offered by the Company and describes the risks involved in the investment in this Common Stock, including but not limited to the:

 1. Possible Adverse Impact of Catastrophe and Natural Peril Losses
    on Financial Condition and Results of Operations                   (page   )

 2. Possible Adverse Impact Due to Geographic Concentration of
    Business                                                           (page   )

 3. Possible Adverse Impact of Potential Litigation                    (page   )

 4. Possible Adverse Impact of Broad Valuation Range and Its Use
    to Determine the Number of Shares of Common Stock Sold             (page   )

 5. Possible Adverse Impact of New Jersey Tax Laws                     (page   )

 6. Possible Significant Fluctuations in Operating Results             (page   )

 7. Possible Adverse Impact of Inadequate Loss Reserves on Financial Condition and Results of Operation

 8. Possible Adverse or Inadequate Impact of Geographic
    Diversification Strategy                                           (page   )

 9. Highly Competitive Nature of Insurance Industry                    (page   )

10. Possible Adverse Impact of Change in A.M. Best Rating              (page   )

11. Reliance on Key Agencies                                           (page   )

12. Possible Adverse Impact of Regulatory Changes                      (page   )

13. Dependence upon Dividends from Insurance Companies                 (page   )

14. Availability and Adequacy of Reinsurance                           (page   )

15. Reliance on Existing Management                                    (page   )

16. Potential Benefits of Conversion to Management and Impact of
    Purchases by Management and Stock Benefit Plans                    (page   )

17. Requirement for Policyholder Approval                              (page   )

18. Risk of Delayed Offering                                           (page   )

19. Dilutive Effect of Stock Options and MRP                           (page   )

20. Articles of Incorporation, Bylaw and Statutory Provisions that
    Could Discourage Hostile Acquisitions of the Company               (page   )

21. Possible Adverse Income Tax Consequences of the Distribution of
    Subscription Rights                                                (page   )

22. Absence of Prior Market for the Common Stock                       (page   )


          THIS CERTIFICATION MUST BE SIGNED IN ORDER TO PURCHASE STOCK

-------------------------------------    --------------------------------------
SIGNATURE                   DATE         SIGNATURE                    DATE

-------------------------------------    --------------------------------------


-------------------------------------    --------------------------------------
NAME (PLEASE PRINT)         DATE         NAME (PLEASE PRINT)          DATE

-------------------------------------    --------------------------------------

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

[MERCER INSURANCE GROUP, INC. LOGO]
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                              STOCK OWNERSHIP GUIDE

INDIVIDUAL
Include the first name, middle initial and last name of the shareholder. Avoid the use of two initials. Please omit words that do not affect ownership rights, such as "Mrs.", "Mr.", "Dr.", "special account", "single person", etc.
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JOINT TENANTS
Joint tenants with right of survivorship may be specified to identify two or more owners. When stock is held by joint tenants with right of survivorship, ownership is intended to pass automatically to the surviving joint tenant(s) upon the death of any joint tenant. All parties must agree to the transfer or sale of shares held by joint tenants.
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TENANTS IN COMMON
Tenants in common may also be specified to identify two or more owners. When stock is held by tenants in common, upon the death of one co-tenant, ownership of the stock will be held by the surviving co-tenant(s) and by the heirs of the deceased co-tenant. All parties must agree to the transfer or sale of shares held by tenants in common.
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UNIFORM TRANSFERS TO MINORS ACT ("UTMA")
Stock may be held in the name of a custodian for a minor under the Uniform Transfers to Minors Act of each state. There may be only one custodian and one minor designated on a stock certificate. The standard abbreviation for Custodian is "CUST", while the Uniform Transfers to Minors Act is "UTMA". Standard U.S. Postal Service state abbreviations should be used to describe the appropriate state. For example, stock held by John Doe as custodian for Susan Doe under the Pennsylvania Uniform Transfers to Minors Act will be abbreviated John Doe, CUST Susan Doe UTMA, PA (use minor's social security number).
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FIDUCIARIES
Information provided with respect to stock to be held in a fiduciary capacity must contain the following:

     - The name(s) of the fiduciary. If an individual, list the first name, middle initial and last name. If a corporation, list the full corporate title (name). If an individual and a corporation, list the corporation's title before the individual.

     - The fiduciary capacity, such as administrator, executor, personal representative, conservator, trustee, committee, etc.

     - A description of the document governing the fiduciary relationship, such as a trust agreement or court order. Documentation establishing a fiduciary relationship may be required to register your stock in a fiduciary capacity.

     - The date of the document governing the relationship, except that the date of a trust created by a will need not be included in the description.

     - The name of the maker, donor or testator and the name of the beneficiary.

An example of fiduciary ownership of stock in the case of a trust is: John Doe, Trustee Under Agreement Dated 10-1-87 for Susan Doe.
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                         STOCK ORDER FORM INSTRUCTIONS

ITEMS 1 AND 2-
Fill in the number of shares that you wish to purchase and the total payment due. The amount due is determined by multiplying the number of shares by the subscription price of $10.00 per share. The minimum purchase in the Subscription and Community Offerings is 25 shares. In the Subscription Offering, the maximum purchase by each Eligible Policyholder, employee, officer or director together with associates and persons acting in concert is 100,000 shares ($1,000,000) and the maximum purchase in the Community Offering by any person, together with Associates or persons acting in concert, is 100,000 shares ($1,000,000). However, no person, together with Associates or persons acting in concert with such person, may purchase in the aggregate more than 100,000 shares offered. Mercer Mutual Insurance Company and Mercer Insurance Group, Inc. have reserved the right to reject the subscription of any order received in the Community Offering, in whole or in part.
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ITEM 3-
Please check this box to indicate whether you are an employee, officer or director of Mercer Mutual Insurance Company or of Mercer Insurance Group, Inc. or a member of such person's immediate family living in the same household.
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ITEM 4-
Payment for shares may be made by check or money order payable to Mercer Insurance Group, Inc. Please insert the total payment amount in this box if your method of payment is by check or money order.
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ITEM 5-
PAYMENT FOR SHARES MAY NOT BE MADE IN CASH. DO NOT MAIL CASH TO PURCHASE STOCK.
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ITEM 6- SUBSCRIPTION OFFERING STOCK ORDER FORM:
a. Please check this box is you are an Eligible Policyholder as of October 17, 1997.
     Please list all name on the policy(s) and all policy number(s) of policies you had at these dates in order to insure proper identification of your purchase rights.
     PLEASE NOTE: FAILURE TO LIST ALL YOUR ACCOUNTS MAY RESULT IN THE LOSS OF PART OR ALL OF YOUR SUBSCRIPTION RIGHTS.
b. Please check this box if you are an employee, officer or director of Mercer Mutual Insurance Company.

ITEM 6- COMMUNITY OFFERING STOCK ORDER FORM:
6-1 through 6-5, please check whichever box is applicable.
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ITEMS 7, 8 and 9-
The stock transfer industry has developed a uniform system of shareholder registrations that will be used in the issuance of your Mercer Insurance Group, Inc. Common Stock. Please complete items 7, 8 and 9 as fully and accurately as possible, and be certain to supply your social security or Tax I.D. number(s) and your daytime and evening telephone number(s). We will need to call you if we cannot execute your order as given. If you have any questions regarding the registration of your stock, please consult your legal advisor. Stock ownership must be registered in one of the ways described above under "Stock Ownership Guide". Adding the names of other persons who are not owners of your qualifying policy(s) will result in your order becoming null and void.
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ITEM 10-
Please check this box if you are a member of the NASD or if this item otherwise applies to you.
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ITEM 11-
Please check this box if you or any Associate (as defined on the reverse side of the Stock Order Form) or person acting in concert with you has submitted another order for shares and complete the reverse side of the Stock Order Form.
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ITEM 12-
Please sign and date the Stock Order Form and Certification Form where indicated. Before you sign, review the Stock Order Form, including the acknowledgement, and the Certification Form.
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You may mail your completed Stock Order Form and Certification Form in the ____
envelope that has been provided marked "STOCK ORDER RETURN", or you may deliver your Stock Order Form and Certification Form. Your Stock Order Form and Certification Form, properly completed, and payment in full at the subscription price must be physically received by Mercer Mutual Insurance Company no later than 1:00 p.m., Eastern time, on ___________, ______________ 199X or it will become void. If you have any remaining questions, or if you would like assistance in completing your Stock Order Form and Certification Form, you may call our Conversion Center Monday through Friday from 10:00 a.m. to 4:00 p.m. Please note that the Conversion Center will be closed from 12:00 noon Day, Month X, through 12:00 noon Day, Month X, in observance of the _____________ holiday.
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